SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 15, 2005


                                  DCI USA, INC.
           (Exact name of each Registrant as specified in its Charter)


            Delaware                      000-31143             22-3742159
(State or other jurisdiction of    (Commission File Number)   (IRS employer
 incorporation or organization)                              identification no.)

8 Bond Street                                                     10023
Great Neck, New York                                            (Zip Code)
    (Address of principal executive
               offices)

(Registrant's telephone number, including area code): (718) 383-5255

Item 7.01.     Regulation FD

On August 15, 2005, the Registrant received a letter from the Staff of the Securities and Exchange Commission (the "SEC") in which the Staff raised questions with respect to the Registrant's compliance with the provisions of the Investment Company Act of 1940 (the "ICA") applicable to business development companies, including whether the Registrant was engaged in business as a business development company. The Registrant is currently preparing a response to the Staff and intends to comply fully with the requirements of the ICA. Until resolution of the concerns raised by the SEC, the Registrant has suspended the offering of its shares offered under Form 1-E filed with the SEC on April 21, 2005 and June 24, 2005. In addition, the Registrant has made a rescission offer for all shares sold under Form 1-E filed with the SEC on April 21, 2005. The Registrant has not sold any shares under Form 1-E filed with the SEC on June 24, 2005.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 25, 2005
                                            DCI USA, INC.


                                            By:  /s/ Jonathan Ilan Ofir
                                                -----------------------
                                                Jonathan Ilan Ofir
                                                Chief Executive Officer

23267.0001 #596738